Investor Presentation Date KBW Summer Bank Conference July 28-29

2 Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The statements contained in this presentation that are not statements of historical fact may include forward- looking statements that involve a number of risks and uncertainties. Forward-looking statements may be identified by use of such words as "may", "will", "estimate", "intend", "continue", "believe", "expect", "plan", "commit", or "anticipate", the negative and other variations of these terms and other similar words. Examples of forward-looking statements may include statements regarding the sufficiency of existing collateral to cover exposure related to nonperforming loans, and the strength of our balance sheet. Forward-looking statements are made based on management’s expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company’s operations and economic environment, all of which are difficult to predict and many of which are beyond the control of the Company, that could cause actual results of the Company to differ materially from those expressed and/or implied by forward-looking statements and historical performance.

Tompkins Financial Corporation (NYSE American: TMP) 190 Years of history 838 Employees (FTE’s) 82 consecutive years Profitable for at least 144 consecutive years Paid cash dividends for 36 consecutive years Increased cash dividends for Strength, Stability and Scale • Diversified revenue streams • High performing historical credit • Well-established and relationship-focused • Geographically diverse 3 $8.8 Billion in assets

4 • Ranked among the largest community banks with capacity to serve businesses of all sizes. • Extensive resources including large credit capability, seasoned bankers, and digital and mobile infrastructure. • Personalized, local support with direct access to dedicated teams for commercial clients. • Empowered local decision-making and strategic market reviews to ensure competitive pricing and customer-focused solutions. • Full-service Banking and Wealth Management 4 One Tompkins

5 Our History

6 Our Values Mission Our Mission is to create long-term value for our clients, communities and shareholders by delivering integrated, personalized financial solutions. Vision Tompkins Financial will deliver best-in-class financial solutions and customer service excellence while being recognized as an industry leader in terms of client satisfaction, employee satisfaction, financial performance (top quartile) and returns to shareholders. Core Values Integrity Client-Centric Empowerment Community Impact Sustainable Excellence Commitment to and from Employees

54 Banking offices serving New York and Pennsylvania • Our size enables large credit capacity, seasoned commercial bankers and cash management experts, and investment in advanced digital and mobile infrastructure • Ability to serve clients of all sizes, including those with over $1 billion in revenue • Commercial clients receive personalized, local support with direct access to their Tompkins team • Our model empowers local teams to make decisions based on market-specific insights and opportunities • Strategically review the market to ensure our pricing and rates meet customer needs 7 Tompkins Bank & Trust 7.4% Q2 2026 annualized loan growth of 1.51% for Q2 2026 Average cost of deposits of Q2 2026 Net Interest Margin increase 50 bps vs. prior year

• Locations across central and western New York State, the Hudson Valley region of New York, southeastern Pennsylvania and Florida • Fee-based investment management and financial planning • Stable team of investment professionals with extensive industry experience and certifications • No proprietary products of investment banking conflicts • Local operations ensure responsiveness and flexibility • With more than 130 years of experience assisting clients, there’s a reason we’ve been around for a while $3.0 Billion assets under management at 03/31/2026 8 Tompkins Financial Advisors

Culture of Sustainably Generating Top Performing Return on Equity 2017 TMP includes $14.9 million included a one-time non -cash write-down of net deferred tax assets related to the Tax Cut and Jobs Act of 2017. 2023 TMP includes $52.9 million loss on sale of $510.5 million of AFS debt securities. 2025 TMP includes $188.2 million gain on sale of Tompkins Insurance Agency (“TIA”) and $78.7 million loss on sale of AFS debt securities recorded in Q4 2025. *Annualized ** TMP Proxy Peer Source: S&P 9 Profitability Over Time T o m p ki n s F in an ci al 8 .8 4 1 3 .9 3 1 2 .5 5 1 1 .0 9 1 2 .3 2 1 3 .2 5 1 .5 0 1 0 .3 3 2 0 .6 1 1 2 .3 2 9 .4 8 1 1 .8 2 1 1 .3 7 9 .0 9 1 2 .6 9 1 2 .6 8 9 .9 6 9 .5 8 9 .9 2 ROAE (TMP) ROAE**(Peer) 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 * 0.0% 5.0% 10.0% 15.0% 20.0% 25.0%

• Last twelve months (“LTM”) overall loan growth of 6.9% vs. 6.1% 5-year CAGR (net of PPP) • Diversified growth through geography and segments $209 Commercial Real Estate “CRE” and Construction $184 Commercial and Industrial “C&I” $37 Residential Real Estate $(3) Consumer And Other 10 Continued Healthy Loan Growth (In millions) Loan Growth Growth Rate Year over Year 2021 2022 2023 2024 2025 Q2 2026* 0.0% 2.0% 4.0% 6.0% 8.0% *Annualized

Loan composition as of 06/30/2026 11 Diversified Loan Portfolio Loan Portfolio Composition (Millions) $3,709,209 $1,191,135 $1,607,259 84,358 $8,903 Commercial real estate Commercial and industrial Residential real estate Consumer and other Leases $465.8 793.9 241.0 493.2 181.2 239.0 258.4 371.5 143.1 522.2 Other Medical Mixed Use Industrial Office space Hotels/motels Retail Agriculture Multi-family/Single family real estate Construction Commercial Real Estate Loan Portfolio Composition (Millions)

• Tompkins historical strong credit quality drives a low charge-off history • Tompkins 10-year average net charge-off rate 0.05%, and below national averages every year ** Source: All Commercial Banks – Board of Governors of the Federal Reserve System, non-seasonally adjusted, net of recoveries 12 Disciplined Credit Culture Historical Net Charge-Off Performance 0.18% 0.20% 0.26% 0.48% 0.50% 0.09% 0.04% 0.00% 0.01% 0.00% 0.01% 0.10% 0.04% 0.12% (0.01)% (0.01)% 0.04% 0.17% 0.07 1.44% 2.65% 2.66% 1.63% 1.12% 0.69% 0.49% 0.42% 0.46% 0.47% 0.46% 0.49% 0.49% 0.25% 0.26% 0.49% 0.65% 0.61% 0.57% TMP Net charge off to loans Commercial National Banks Net charge off to loans** 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 (1.00)% 0.00% 1.00% 2.00% 3.00%

Current Allowance Allowance Loss Coverage1 (ACL Ratio/10-year Average Net Charge-Off Ratio) • Q1 2026 ACL/TL ratio of 0.90% compares to peers 1.17% • Q2 2026 Tompkins ACL/TL1 0.89% • Our historically strong credit contributes to our lower level of relative reserves 1 Q2 2026 reported loan loss reserve / gross loans * TMP Proxy Peer - source S&P 17x our 10-year average charge-offs Tompkins reserves represent over 13 17.4x 6.4x Tompkins TMP Proxy Peer* 0.0x 5.0x 10.0x 15.0x 20.0x

Core Deposit Strength • Strong core deposit base • Noninterest bearing deposits 27% of total deposits as of Q2 2026 • Focus on generating and retaining core non- time deposits, which made up 81.43% of total deposits at Q2 2026. • $7.0 billion of total deposits at Q2 2026, up 4.7% compared to prior year • Tompkins relative core deposit strength highlighted by less historical volatility in deposit rates 14 B ill io n s Core Deposit Strength Supports Low Overall Funding Costs Tompkins Time deposits Tompkins core non-time deposits Tompkins total cost of funds TMP Proxy Peer total cost of funds 2020 2021 2022 2023 2024 2025 2026 0.0 1.5 3.0 4.5 6.0 7.5 0.50% 1.00% 1.50% 2.00% 2.50%

Reliable Noninterest Income Sources • Diversity and consistency in sources of noninterest income • Scalable lines of business with up market capability • Noninterest income components all with consistent growth trends • Excludes Tompkins Insurance Agency which was sold in 4Q25 15 In m ill io ns Fee Based Services Trends $17.5 $19.4 $18.1 $18.0 $19.6 $20.1 $20.5 $6.3 $6.3 $7.4 $6.9 $7.3 $7.3 $7.3 $9.3 $10.8 $11.0 $11.5 $12.1 $11.5 $11.7 Investment services Service charges on deposits Card services 2020 2021 2022 2023 2024 2025 LTM 06/30/2026 $0.0 $10.0 $20.0 $30.0 $40.0

Disciplined Culture of Expense Management • Prior YTD included $15.0 million in expenses related to TIA. • Continued focus on investments for sustained growth. 2.7% 5 Year CAGR Full year 2025 * expenses up YTD expenses down (in millions) 16 In t h o u sa n d s Noninterest expense 2021 2022 2023 2024 2025 Q2 2025 YTD Q2 2026 YTD $0 $50,000 $100,000 $150,000 $200,000 $250,000 * 2025 includes $4.3 million of expense incurred as a result of the sale of Tompkins Insurance in Q4. $7.4 or 7.3%

11.1% On balance sheet liquidity to total assets of 93.9% Loan to deposit ratio of 19.4% Reliable funding ratio* of 5.2% Borrowings to assets of *Reliable funding made up of cash, unencumbered securities, unencumbered FHLB and FRB capacities divided by total assets 17 Current Liquidity Position (Values as of 06/30/2026) Strong Liquidity Providing Relative Balance Sheet Strength Core deposit focused

18 M ar gi n % Net Interest Margin TMP Margin TMP Proxy Peer Margin * Q 2 20 22 Q 3 20 22 Q 4 20 22 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 23 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 24 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 20 25 Q 1 20 26 Q 2 20 26 2.60 2.80 3.00 3.20 3.40 3.60 3.80 *TMP Proxy Peer - source S&P 37% versus peer* 37% Tompkins’ rate sensitive assets of Improved Interest Rate Risk Profile • Strategic balance sheet management to expand net interest margin and improve interest rate risk profile • Restructured investment portfolio • Funding loan growth with deposits • Shortening duration of loan portfolio • Enhanced capital levels Tompkins Net Interest Margin: 3.58% Q2 2026 up 65bps vs Q4 2024; favorable to peer median (up 48bps from Q4 2024 vs Q1 2026*)

* TMP Proxy Peer Source: S&P 19 Capital Trends 13.53% 14.39% 14.23% 14.42% 13.36% 13.07% 14.56% 14.89% 8.51% 8.24% 8.19% 6.89% 7.44% 7.70% 10.07% 10.16% 13.68% 14.88% 14.64% 14.45% 14.33% 14.38% 14.47% TMP Total Risk Based Capital PCA TRBC Well-Capitalized % plus Capital Conservation Buffer TMP Tangible Equity/Tangible Assets TMP Proxy Peer Total Risk Based Capital Ratio % * 2019 2020 2021 2022 2023 2024 2025 Q2 2026 6% 8% 10% 12% 14% 16% Strong Capital Position • Tompkins remains above well-capitalized levels with sufficient Capital to support growth • Capital ratios higher than pre-pandemic levels, supported by strong earnings momentum and excess capital from TIA sale in 4Q25 • Conservative risk profile with risk-based capital ratios on par with peers and a lower risk balance sheet

20 Remaining Well Positioned • Long history of success from relationship-focused, disciplined commercial banking culture • Corporate structure designed for diversified geographic growth • Local decentralized decision making to support a relationship-based full-service banking model • Banking model which allows for replicable success in high opportunity markets through De Novo and M&A opportunities • Conservative credit culture results in excellent credit quality with long history of stable and low charge-offs • Well-established, relationship-focused, and geographically diverse core deposit base • Diverse and meaningful sources of revenue supported by scalable non-banking lines of business • Disciplined expense management with focus to improve efficiency and implement sustainable, scalable processes • Strong balance sheet and well-managed liquidity • Risk-based capital reflective of strong capital position and lower risk balance sheet to support future growth • Flexibility in capital with momentum in earnings 12.1%* Price/NTM 2027 Analyst Estimates for TMP and Proxy Peer Median: *as of 7/20/2026

Financial Highlights Comparative

Current quarter vs prior quarter

TOMPKINS FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF CONDITION

(In thousands) (Unaudited)	Q2 26	Q1 26	Variance
Cash & Cash Equivalents	147,765	171,449	(23,684)
Investment Securities	1,706,414	1,702,250	4,164
Loans & Leases Net of Unearned Income & Deferred Costs and Fees	6,597,178	6,477,943	119,235
Other Assets	350,165	344,119	6,046
Total Assets	8,801,522	8,695,761	105,761
Total Deposits	7,029,111	7,054,172	(25,061)
Total Borrowings	728,068	567,579	160,489
Other Liabilities	84,411	127,269	(42,858)
Total Liabilities	7,841,590	7,749,020	92,570
Total Equity Capital	959,932	946,741	13,191
Total Liabilities and Capital	8,801,522	8,695,761	105,761

TOMPKINS FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data) (Unaudited)	Q2 26	Q1 26	Fav (Unfav) Variance
Interest Income	105,941	102,669	3,272
Interest Expense	31,958	30,808	(1,150)
Net Interest Income	73,983	71,861	2,122
Less: Provision for credit loss expense	1,502	1,502	–
Net Interest Income after provision for credit loss expense	72,481	70,359	2,122
Noninterest Income	13,134	11,834	1,300
Noninterest Expense	47,066	47,726	660
Income Before Tax Expense	38,549	34,467	4,082
Income Tax Expense	9,245	8,393	(852)
Reported Net Income	29,304	26,074	3,230
EPS Basic	$2.06	$1.83	$0.23
EPS Diluted	$2.04	$1.82	$0.22

TOMPKINS FINANCIAL
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Financial Highlights Comparative

Current quarter vs same quarter prior year

TOMPKINS FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF CONDITION

(In thousands) (Unaudited)	Q2 26	Q2 25	Variance
Cash & Cash Equivalents	147,765	212,551	(64,786)
Investment Securities	1,706,414	1,588,647	117,767
Loans & Leases Net of Unearned Income & Deferred Costs and Fees	6,597,178	6,172,654	424,524
Other Assets	350,165	399,966	(49,801)
Total Assets	8,801,522	8,373,818	427,704
Total Deposits	7,029,111	6,715,795	313,316
Total Borrowings	728,068	799,807	(71,739)
Other Liabilities	84,411	96,423	(12,012)
Total Liabilities	7,841,590	7,612,025	229,565
Total Equity Capital	959,932	761,793	198,139
Total Liabilities and Capital	8,801,522	8,373,818	427,704

TOMPKINS FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data) (Unaudited)	Q2 26	Q2 25	Fav (Unfav) Variance
Interest Income	105,941	93,646	12,295
Interest Expense	31,958	33,516	1,558
Net Interest Income	73,983	60,130	13,853
Less: Provision for credit loss expense	1,502	2,780	1,278
Net Interest Income after provision for credit loss expense	72,481	57,350	15,131
Noninterest Income	13,134	22,512	(9,378)
Noninterest Expense	47,066	51,623	4,557
Income Before Tax Expense	38,549	28,239	10,310
Income Tax Expense	9,245	6,768	(2,477)
Reported Net Income	29,304	21,471	7,833
EPS Basic	$2.06	$1.51	$0.55
EPS Diluted	$2.04	$1.50	$0.54

TOMPKINS FINANCIAL
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TOMPKINS FINANCIAL CORPORATION CONSOLIDATED STATEMENTS OF INCOME- 6 months (In thousands, except per share data) (Unaudited) YTD 06/30/2026 YTD 06/30/2025 Fav (Unfav) Variance Interest Income 208,610 183,108 25,502 Interest Expense 62,766 66,316 3,550 Net Interest Income 145,844 116,792 29,052 Less: Provision for credit loss expense 3,004 8,067 5,063 Net Interest Income after provision for credit loss expense 142,840 108,725 34,115 Noninterest Income 24,968 47,544 (22,576) Noninterest Expense 94,792 102,230 7,438 Income Before Tax Expense 73,016 54,039 18,977 Income Tax Expense 17,638 12,889 (4,749) Reported Net Income 55,378 41,150 14,228 EPS Basic $3.89 $2.89 $1.00 EPS Diluted $3.86 $2.87 $0.99 23 Financial Highlights Comparative YTD 2026 vs YTD 2025

Appendix TMP Proxy Peer Banks 24 Tompkins Financial Corporation (NYSEAM:TMP) Berkshire Hills Bancorp, Inc. (NYSE:BHLB) Brookline Bancorp, Inc. (NASDAQGM:BRKL) Cambridge Bancorp (NASDAQGS:CATC) Camden National Corporation (NASDAQGS:CAC) City Holding Company (NASDAQGS:CHCO) CNB Financial Corporation (NASDAQGS:CCNE) Community Financial System, Inc. (NYSE:CBU) ConnectOne Bancorp, Inc. (NASDAQGS:CNOB) Eagle Bancorp, Inc. (NASDAQCM:EGBN) Financial Institutions, Inc. (NASDAQGS:FISI) First Commonwealth Financial Corporation (NYSE:FCF) Flushing Financial Corporation (NASDAQGS:FFIC) German American Bancorp, Inc. (NASDAQGS:GABC) Horizon Bancorp, Inc. (NASDAQGS:HBNC) Lakeland Financial Corporation (NASDAQGS:LKFN) NBT Bancorp Inc. (NASDAQGS:NBTB) Park National Corporation (NYSEAM:PRK) Peapack-Gladstone Financial Corporation (NASDAQGS:PGC) Peoples Bancorp Inc. (NASDAQGS:PEBO) S&T Bancorp, Inc. (NASDAQGS:STBA) Stock Yards Bancorp, Inc. (NASDAQGS:SYBT) Univest Financial Corporation (NASDAQGS:UVSP) Washington Trust Bancorp, Inc. (NASDAQGS:WASH)